                                                                   Exhibit 10.15

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into this 30th day of January, 1998, by and among NATIONAL ENVIRONMENTAL SERVICE CO., an Oklahoma corporation ("NESCO"); LAB ONE ANALYTICAL, INC., an Oklahoma corporation ("Lab One"); LAB ONE ACQUISITION, INC., an Oklahoma corporation and a newly formed and wholly owned subsidiary of NESCO ("Acquisition Corporation"); EDDY L. PATTERSON, an individual residing in Tulsa, Oklahoma ("Patterson"); and ALBERT A. MCCUTCHAN, an individual residing in Tulsa, Oklahoma ("McCutchan").

                                R E C I T A L S
                                ---------------

     WHEREAS, Patterson and McCutchan own in the aggregate all of the issued and outstanding shares of common stock of Lab One; and

     WHEREAS, it is the desire of NESCO to acquire Lab One through a merger of Lab One with NESCO's wholly-owned subsidiary, Acquisition Corporation, pursuant to which Lab One would be the surviving corporation; and

     WHEREAS, it is the desire of Patterson and McCutchan that NESCO acquire Lab One through such merger; and

     WHEREAS, in order to carry out the foregoing objectives, the parties hereto desire to enter into this Agreement to merge Acquisition Corporation with and into Lab One.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the parties agree as follows:

                        ARTICLE I.  TERMS OF THE MERGER.
                                    -------------------

     1.1. The Merger.  Pursuant to the terms and provisions of this Agreement
          ----------
and the Oklahoma General Corporation Act (the "Oklahoma Corporate Law"), Acquisition Corporation shall merge with and into Lab One (the "Merger").

     1.2. Merging Corporations.  Acquisition Corporation shall be the merging
          --------------------
corporation under the Merger and its corporate identity and existence, separate and apart from Lab One, shall cease upon consummation of the Merger.

     1.3. Surviving Corporation.  Lab One  shall be the surviving corporation
          ---------------------
(the "Surviving Corporation") in the Merger. No change in the certificate of incorporation, bylaws, directors, or officers of Lab One shall be effected by the Merger.

     1.4. Effect of Merger.  The Merger shall have all of the effects provided
          ----------------
by the Oklahoma Corporate Law. It is the understanding of the parties that the Merger shall constitute a reorganization within the provisions of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

     1.5. Consideration.
          -------------

          a. At the Effective Time (as hereinafter defined) each of the issued and outstanding shares of common stock of Lab One shall be converted into the right to receive 300 shares of NESCO Common Stock and $100.00 in cash (collectively, the "Consideration") for each share, with the aggregate consideration for all shares of common stock of Lab One to be 225,000 shares of NESCO Common Stock and $75,000.00 cash.

          b. All of the shares of common stock of Lab One, by virtue of the Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of any certificate or certificates which, immediately prior to the Effective Time represented outstanding shares of Lab One (collectively, the "Certificates") shall cease to have any rights with respect to such shares, except the right of the holder to receive Consideration for each share upon the surrender of such Certificates in accordance with Section 1.7 below.
                     -----------

          c. Each share of common stock, par value $1.00 per share, of Acquisition Corporation outstanding immediately prior to the Effective Date shall convert into one share of Common Stock of the Surviving Corporation.

     1.6. Closing Date.  The closing of the transactions contemplated herein
          ------------
(the "Closing") shall take place on January 30, 1998, or on such other date as the parties hereto may mutually agree (the "Closing Date"). The Merger shall be effective upon the filing of a Certificate of Merger with the Secretary of State of Oklahoma (the "Effective Time").

     1.7. Exchange Procedure: Surrender of Certificates.  At the Closing,
          ---------------------------------------------
Patterson and McCutchan shall deliver to NESCO the Certificates evidencing all of the shares of common stock in Lab One that were converted into the right to receive the Consideration in the Merger. Upon surrender of such Certificates, and all other documents that may be required by NESCO in connection therewith, the holder of each such Certificate shall be entitled to receive, in exchange therefor, the Consideration as provided in Section 1.5 above, with the portion
                                           -----------
of Consideration consisting of NESCO Common Stock represented by a certificate or certificates issued by NESCO to the appropriate holder of such NESCO Common Stock.

                   ARTICLE 2. REPRESENTATIONS AND WARRANTIES
                              ------------------------------

     2.1  Representations and Warranties by Patterson and McCutchan.  Patterson
          ---------------------------------------------------------
and McCutchan each hereby represents and warrants to NESCO and Acquisition Corporation that the shares of NESCO Common Stock he will receive in the Merger are being acquired for his own separate account for investment only and not with a view to, or for sale in connection with, any distribution of NESCO Common Stock in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act. Patterson and McCutchan each understand that (a) the NESCO Common Stock may not be transferred or sold for value in the absence of registration or qualification or an exemption from registration or qualification under the Securities Act, the Oklahoma Securities Act, and the securities or Blue Sky laws of any other state, as may be required, (b) a stop transfer instruction will be issued with respect to NESCO Common Stock, and (c) the following legend will be placed on each certificate representing NESCO Common Stock to be received in the Merger:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, the Oklahoma Securities Act, or any other state securities law. Neither the record nor beneficial ownership of said securities may be sold or transferred in the absence of an effective registration statement for such securities under said Acts unless, in the opinion of counsel satisfactory to the Company, exemptions from the registration requirements of said Acts are available with respect to such sales or transfer and such sale or transfer is made pursuant to and in strict compliance with the terms and conditions of said exemptions.

     2.2  Representations and Warranties by Lab One, Patterson, and McCutchan.
          -------------------------------------------------------------------
Lab One, Patterson, and McCutchan, jointly and severally, hereby represent and warrant to NESCO and Acquisition Corporation as follows:

          a.  Organization and Standing: Charter and Bylaws.  Lab One is a
              ---------------------------------------------
     corporation duly organized and existing under, and by virtue of, the laws of the State of Oklahoma and is in good standing under such laws. Lab One has the requisite corporate power to own and operate its properties and assets, and to carry on its businesses as presently conducted and as proposed to be conducted. Lab One is qualified, licensed, or domesticated as a foreign corporation in any jurisdiction where the nature of its activities and of properties owned or leased by it makes such qualification, licensing, or domestication necessary at this time. Lab One has furnished NESCO with copies of its respective certificate of incorporation and bylaws. Said copies are true, correct, and complete and contain all amendments through the date of this Agreement.

          b.  Corporate Power and Authorization.  Lab One has all requisite
              ---------------------------------
     legal and corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. This Agreement is a legal, valid and binding obligation of each of Lab One, enforceable against each of Ward and Ward Services in accordance with its terms.

          c.  Capitalization.  All of the issued and outstanding shares of
              --------------
     common stock of Lab One are, in the aggregate, held by Patterson and McCutchan. The issued and outstanding shares of such common stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no outstanding rights, options, warrants, conversion rights, or agreements for the purchase or acquisition from Lab One of any shares of its capital stock.

          d.  Financial Statements and Other Information.  The financial
              ------------------------------------------
     statements of Lab One provided by Lab One to NESCO, or to persons acting on NESCO's behalf, fairly present the financial condition and results of operations of Lab One as of the dates and for the periods thereof. Lab One has provided to NESCO all other material information regarding its business, operations, affairs and assets. None of the information provided to NESCO contained any material misstatements of fact and there were no omissions of facts which are necessary to make the information that was provided, in light of the circumstances in which the information was provided, not misleading.

     2.3. Representations and Warranties of NESCO and Acquisition Corporation.
          -------------------------------------------------------------------
NESCO and Acquisition Corporation represent and warrant to Lab One, Patterson, and McCutchan as follows:

          a.  Organization and Standing.  NESCO is a corporation duly organized
              -------------------------
     and existing under, and by virtue of, the laws of the State of Oklahoma and is in good standing under its laws.

          b.  Organization and Standing.  Acquisition Corporation is a
              -------------------------
     corporation duly organized and existing under, and by virtue of, the laws of the State of Oklahoma and is in good standing under its laws.

          c.  Corporate Powers and Authorization.  Both NESCO and Acquisition
              ----------------------------------
     Corporation have all requisite legal and corporate power to enter into this Agreement and to carry out and perform their respective obligations under the terms of this Agreement. Neither the certificates of incorporation nor bylaws of NESCO or Acquisition Corporation, nor any other instrument to which NESCO or Acquisition Corporation are parties, or by which either is bound, nor any court order or any governmental law, rule or regulation, will be violated by execution and consummation of this Agreement by NESCO or Acquisition Corporation. All corporate action on the part of NESCO and Acquisition Corporation, their directors, and stockholders necessary for the transactions contemplated by this Agreement have been taken. This Agreement is a legal, valid, and binding obligation of NESCO and Acquisition Corporation, enforceable against each corporation in accordance with its terms.

          d.  Common Stock.  The NESCO Common Stock to be issued to Patterson
              ------------
     and McCutchan hereunder is duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, and nonassessable.



                        ARTICLE 3.  GENERAL PROVISIONS.
                                    ------------------

     3.1  Waivers and Amendments.  Any of the obligations or requirements set
          ----------------------
forth in this Agreement may be waived, and any provision of this Agreement may be amended, by written agreement of the parties hereto.

     3.2. Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of Oklahoma.

     3.3. Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors, and administrators of the parties hereto. No party hereto shall assign this Agreement, or any rights thereto, without the prior written consent of the other parties hereto.

     3.4. Entire Agreement.  This Agreement and the other documents delivered
          ----------------
pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

     3.5. Notices.  All notices and other communications required or permitted
          --------
to be given to any party hereunder shall be in writing and shall be effective when delivered at the address set forth below or at such other address as that shall have furnished to the parties in writing:

          12331 East 60/th/ Street South
          Tulsa, Oklahoma 74145

     3.6. Severability.  In case any provision of this Agreement not material to
          ------------
the benefits intended to be conferred hereby shall be determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.7  Survivability of Representations and Warranties.  The representations
          -----------------------------------------------
and warranties of the parties hereto shall survive the Closing of the Merger and the other transactions contemplated hereby.

     3.8. Other Documents.  The parties to this Agreement shall in good faith
          ---------------
execute such other and further instruments, assignments or documents as may be necessary or advisable to carry out the transactions contemplated by this Agreement.

     3.9. Titles and Headings.  The titles of the Articles, Sections and
          -------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.10.  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be an original and all of which together shall constitute one instrument, which instrument shall be deemed effective when there exist copies signed by all of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives, effective as of the date set forth on the first page hereof.

"NESCO"                                   "LAB ONE"

National Environmental Service Co.,       Lab One Analytical, Inc.,
an Oklahoma corporation                   an Oklahoma corporation


By: /s/Larry G. Johnson                   By: /s/Eddy L. Patterson
   -----------------------------               ----------------------------
   Larry Johnson,                              Eddy L. Patterson,
   Vice President                              Chairman of the Board

"ACQUISITION CORPORATION"

Lab One Acquisition, Inc.,
an Oklahoma corporation


By: /s/Larry G. Johnson
    ----------------------------
    Larry Johnson,
    President

"PATTERSON"                                    "MCCUTCHAN"


   /s/ Eddy L. Patterson                       /s/ Albert A. McCutchan
   -----------------------------               ----------------------------
   Eddy L. Patterson                           Albert A. McCutchan